Exhibit 99.1

Investor Conference Call
February 6, 2012

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Chris French
CEO and President

Network Vision Benefits
❑ Keeps Shentel’s network aligned with Sprint’s
❑ Allows Shentel to remain competitive with Verizon and
 AT&T
❑ Improve customers’ experience
❑ Launch LTE as early as Q3 2012
❑ Provide better in building and overall coverage
❑ Gives Shentel potential to leverage investment
❑ Convert existing iDEN customers to our network

- Complete upgrade by December 31, 2013
  - Best efforts requirement
- Initial 20 year contract extended five years from November 2019 to November 2024
  - Retain the two ten-year extensions
- Continues to limit level of future capital expenditures that Sprint can require

Sprint Amendment Key Points

SHENTEL

- Migration of iDEN customers in Shentel's service area
  - Reimburse Sprint $350 for each postpaid customer
  - Reimburse Sprint $150 for each prepaid customer
- Net Service Fee cap will increase on July 1, 2013
  - Currently 12%, will increase to 14%
  - Cap cannot be changed without mutual consent
  - Retaining cap gives Shentel ability to forecast with more accuracy
- Able to purchase network equipment and services from Alcatel Lucent at the same price as Sprint

Sprint Amendment Key Points (continued)

SHENTEL

- Capital Plan
  - Planning and pre-construction underway
  - Start deployment in Q2 2012
- Capital cost of upgrading to Network Vision is approximately $115M
  - $60M in 2012
  - $55M in 2013
- Anticipate continued customer growth, requiring additional capacity; the total wireless capital budget will be
  - $83M in 2012
  - $70M in 2013

Capital Expenditures

Adele Skolits
CFO and VP of Finance

SHENTEL

- **Continue to compete effectively for wireless customers**
  - More than 5% growth in postpaid customers in each of last three years
  - Prepaid customers have more than doubled since July 2010
  - Sustaining this growth not possible absent a robust 4G network
- **Opportunity to convert iDEN subscribers within our footprint**
  - Sprint estimates that there are 50,000 postpaid and 11,000 prepaid iDEN subs in Shentel's footprint
- **Plan to upgrade 274 cell sites in 2012 and the remainder in 2013. Expect to accelerate depreciation by**
  - $7.3M in 2012
  - $5.3M in 2013

Effect on Financial Results

SHENTEL

- New 4G cell sites will require either fiber or microwave backhaul
  - More robust than existing T1-based backhaul
  - Will provide excess capacity
- Incremental costs of backhaul
  - Non-recurring installation fees
    - $1M in 2012
    - $.7M in 2013
  - Redundant
    - $1.6M in 2012
    - $1.1M in 2013
  - Expanded capacity
    - $.9M in 2012
    - $.8M in 2013

Effect on Financial Results (continued)

SHENTEL

- **Available credit facilities**
  - **$50M Revolver**
    - **Priced consistent with existing loan facility (LIBOR + 3%)**
  - **$100M Accordion**
    - **Market terms to be determined at the time funds are drawn**
- **Recently changed existing credit facilities to eliminate covenant limiting capital spending**

Credit Facilities
2012 Capital Expenditures
Wireless	$81.9M
Cable	$34.2M
Wireline	$15.3M
Management	$ 7.0M
Shentel Total	$138.4M

Q&A